Vertex Energy, Inc. 8-K

Exhibit 99.1

Vertex Energy Cuts Ribbon on First Renewable Diesel Unit

HOUSTON, TX – May 1, 2023 – (Business Wire) - Vertex Energy, Inc. (“Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, cut the ribbon on its first renewable diesel facility at the Company's Mobile refinery and the first renewable diesel facility in Alabama on Friday, April 28th. The ceremony also served as a commissioning event, with Vertex leaders and team members joined by Alabama Governor Kay Ivey, Mobile County Commissioner, Merceria Ludgood, and Mobile Area Chamber of Commerce President, Bradley Byrne, as well as other special guests.

In 2022, Vertex undertook a bold initiative, acquiring a conventional fuels refinery from Shell plc, immediately launching a $115 million conversion project. The primary aim of this project was to convert a standalone unit within the refinery to facilitate the production of renewable diesel, a cleaner and more sustainable alternative to petroleum diesel fuel.

The ambitious project reached mechanical completion on March 31st of this year. The newly converted renewable diesel unit is specifically designed to produce renewable diesel fuel, which can be seamlessly integrated as a direct replacement for traditional petroleum diesel. At present, soybean oil serves as the primary feedstock for the production process. However, the facility has been engineered to accommodate the use of other organic waste oils in the future.

Alabama's soybean farmers will play a crucial role in supplying the feedstock, along with other suppliers across the country. The collaboration between Vertex and these suppliers is expected to help strengthen the local agricultural sector and help foster a stable transition to renewable energy sources.

The commissioning of Vertex's renewable diesel unit marks a significant milestone in the Company's ongoing journey toward providing sustainable energy solutions. Furthermore, this project, together with Vertex's commitment to continue supporting existing infrastructure through conventional fuels production, seeks to provide stability around the energy transition in a way that promotes energy security, while underscoring the Company's commitment to environmental responsibility.

Vertex’s Chief Executive Officer, Benjamin P. Cowart declared, "We're not just cutting ribbons; we're cutting emissions. We're also carving a new path for this site, this city, and the Great State of Alabama. The opportunity to bring this kind of innovation to my hometown and the state of Alabama is incredibly meaningful. I believe this is just the beginning, as we progress on our commitment to a cleaner environment by creating a sustainable growth path for the energy transition."

To support the local community during the upgrade of the refinery, Vertex worked closely with local engineering firms and other contractors. The project resulted in an estimated $4 million in local workforce spending and the support of 600 construction jobs, as the team achieved over 450,000 work hours without any OSHA reportable incidents. Vertex's safety incentive program, which allows Vertex employees and contractors to allocate dollars to Make-A-Wish Alabama for every OSHA injury-free workday completed during the turnaround, reached its target of 12 wishes granted for a total of $120,000.

Governor Ivey called the project "a testament to Alabama's ingenuity and resilience," highlighting Vertex's embrace of new technologies while providing the traditional fuels on which Alabamians depend, and the Company’s ability to support and maintain 200+ Alabama jobs and grow them by another 5% to date. Governor Ivey also underscored the additional benefits of providing price support for Alabama farmers. "By sourcing feedstock locally within our own state, Vertex fosters economic growth opportunities from farm-to-facility and offers low-carbon fuel products that contribute to a cleaner environment, not only here in our beautiful Alabama, but across the nations where these products are sold," continued Governor Ivey.

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR), is an energy transition company focused on the production and distribution of conventional and alternative fuels. Vertex owns a refinery in Mobile (AL) with an operable refining capacity of 75,000 barrels per day and more than 3.2 million barrels of product storage, positioning it as a leading supplier of fuels in the region. Vertex is also one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), and Marrero (LA). Vertex also owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydroprocessing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of base oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the Company’s previously disclosed projected outlook for the first quarter of 2023; the Company’s ability to raise sufficient capital to complete future capital projects and the terms of such funding, to the extent necessary; the timing of planned capital projects at the Company’s Mobile, Alabama refinery (the “Mobile Refinery”), downtime associated with such projects and the outcome of such projects; the future production of the Mobile Refinery; the estimated timeline of the renewable diesel capital project at the Mobile Refinery, estimated and actual production and costs associated therewith, estimated revenues over the course of the agreement with Idemitsu, anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with the Idemitsu agreement and conditions precedent to such agreement; certain mandatory redemption provisions of the outstanding senior convertible notes, the conversion rights associated therewith, and dilution caused by such conversions; the Company’s ability to comply with required covenants under outstanding senior notes and a term loan and pay amounts due under such senior notes and term loan, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; the impact of inflation on margins and costs; the volatile nature of the prices for oil and gas caused by supply and demand, including volatility caused by the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; our ability to maintain our relationships with our partners; the impact of competitive services and products; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally, increases in inflation and interest rates, increased costs of borrowing associated therewith and potential declines in the availability of such funding; risk of increased regulation of our operations and products; disruptions in the infrastructure that we and our partners rely on; interruptions at our facilities; unexpected and expected changes in our anticipated capital expenditures resulting from unforeseen and expected required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto, inflation, recessions or other reasons, including declines in economic activity or global conflicts; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; expected and unexpected downtime at our facilities; anti-dilutive rights associated with our outstanding securities; our level of indebtedness, which could affect our ability to fulfill our obligations, impede the implementation of our strategy, and expose us to interest rate risk; dependence on third party transportation services and pipelines; risks related to obtaining required crude oil supplies, and the costs of such supplies; counterparty credit and performance risk; unanticipated problems at, or downtime effecting, our facilities and those operated by third parties; risks relating to our hedging activities; and risks relating to planned and future divestitures and acquisitions.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly-filed reports, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex's future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

INVESTOR CONTACT

John Ragozzino Jr., CFA (ICR)

IR@vertexenergy.com